Working capital	12 Months Ended
Dec. 31, 2017
Working capital

4. Working capital

Accounts receivable

Obsidian Energy continuously monitors credit risk and maintains credit policies to ensure collection risk is limited. Receivables are primarily with customers in the oil and gas industry and are subject to normal industry credit risk. Receivables over 90 days are classified as past due and are assessed for collectability. If an amount is deemed to be uncollectible, it is expensed through income.

As at December 31, based on Obsidian Energy’s credit assessments, provisions have been made for amounts deemed uncollectible. As at December 31, the following accounts receivable amounts were outstanding.

	Current	30-90 days	90+ days	Total (1)
2017	$94	$3	$9	$106
2016	$90	$23	$9	$122

(1)	In 2017, $1 million of accounts receivable is related to assets classified as held for sale (2016 - $9 million).